UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report /Date of earliest event reported: April 15, 2005 (April 11, 2005)

COMSTOCK HOMEBUILDING COMPANIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-32375	20-1164345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 SUNSET HILLS ROAD, SUITE 510

RESTON, VIRGINIA 20910

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (703) 883-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Conditions.

On April 11, 2005, Comstock Homebuilding Companies, Inc. issued a press release announcing preliminary results for new orders, new order revenue, backlog revenue, and settlements for the three months ended March 31, 2005.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 2.02.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description

99.1	Press Release by Comstock Homebuilding Companies, Inc., dated April 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 15, 2005

COMSTOCK HOMEBUILDING COMPANIES, INC.

By:	/s/ Bruce Labovitz
Bruce J. Labovitz
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release by Comstock Homebuilding Companies, Inc., dated April 11, 2005.